SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): May 12, 1999
                                                        (May 10, 1999)


                          TOWER REALTY TRUST, INC.
   ------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


   Maryland                   13-3938558                   I-13375
   ------------------------------------------------------------------------
   (State or other         (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                       Identification No.)
   incorporation)


   292 Madison Avenue
   3rd Floor
   New York, New York                                    10017
   ------------------------------------------------------------------------
  (Address of principal executive offices)              (Zip Code)


                               (212) 448-1864
   -----------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                    N/A
   -----------------------------------------------------------------------
       (Former name or former address, if changed since last report)





Item 5.   Other Events.

            On May 10, 1999, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1 (the "Press Release") and incorporated herein by reference.

            This Current Report on Form 8-K and the Press Release contain "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are qualified by cautionary statements contained herein and in the Company's filings with the Securities and Exchange Commission.


Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits.

            Exhibit 99.1  -   Press Release of Tower Realty Trust, Inc.,
                              dated May 10, 1999.



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Tower Realty Trust, Inc.


                                    By: /s/  Lester S.  Garfinkel
                                        ------------------------------
                                        Chief Financial Officer and
                                        Executive Vice President for
                                        Finance & Administration


Dated:  May 12, 1999



                               EXHIBIT INDEX


            Exhibit No.       Description

            Exhibit 99.1  -   Press Release of Tower Realty Trust, Inc.,
                              dated May 10, 1999.